SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

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                       The Advisors' Inner Circle Fund II
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                (Name of Registrant as Specified in Its Charter)



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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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


                           FROST SMALL CAP EQUITY FUND

                                   A SERIES OF

                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

I am writing to inform you of an upcoming special meeting of shareholders of the Frost Small Cap Equity Fund (formerly, the Frost Hoover Small-Mid Cap Equity
Fund) (the "Fund"), a series of The Advisors' Inner Circle Fund II, to be held on Tuesday, June 29, 2010 (the "Meeting"). If you are a shareholder of record of the Fund as of the close of business on Thursday, May 20, 2010, you are entitled to vote at the Meeting, and any adjournment of the Meeting. Enclosed for your reference and use are a notice, proxy statement, and proxy card for the Meeting.

At the Meeting, you will be asked to approve the following matters:

PROPOSAL 1:  Approval of a new investment sub-advisory agreement for the Fund between Frost Investment Advisors, LLC ("Frost" or the "Adviser") and Cambiar Investors LLC ("Cambiar").

PROPOSAL 2:  Approval of a new investment sub-advisory agreement for the Fund between Frost and Artio Global Management LLC ("Artio Global").

The purpose of the proxy statement is to obtain your approval of the matters identified in each proposal. At a meeting of the Board of Trustees (the "Board") held on May 18-19, 2010, Frost, the Fund's investment adviser, recommended the replacement of the Fund's current sub-adviser, Hoover Investment Management Co., LLC ("Hoover"), with Cambiar and Artio Global because it believes that such a change would be in the best interests of the Fund and its shareholders. The Board unanimously approved these proposals and is now seeking your approval of new sub-advisory agreements with each of Cambiar and Artio Global, as required by the federal securities laws. The proposed sub-advisory agreements with Cambiar and Artio Global and the current sub-advisory agreement with Hoover are substantially similar, except for the compensation to be paid to Cambiar and Artio Global. Under the proposed new sub-advisory agreements, Cambiar and Artio Global would be entitled to a greater fee than Hoover under its contract. However, because Frost is responsible for paying sub-advisory fees, the proposed sub-advisory fees will not result in increased advisory fees paid by the Fund, and therefore, will not increase the fees paid by shareholders.

Neither Cambiar nor Artio Global will be engaged as sub-adviser of the Fund unless both of their sub-advisory agreements are approved by shareholders. In other words, implementation of each proposal is contingent upon approval by shareholders of the other proposal. If Cambiar and Artio Global are not each approved as sub-advisers, Hoover will continue to serve as the sub-adviser for the Fund and Frost and the Board of Trustees will consider future alternatives for the Fund.

More specific information about each proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND II HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.


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


YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote your shares in person.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund or the Adviser, who will remind you to vote your shares.

Please do not hesitate to call 1-877-713-7678 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

Sincerely,

/s/ Philip T. Masterson
--------------------------------
Philip T. Masterson
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.









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


                               QUESTIONS & ANSWERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters affecting the Frost Small Cap Equity Fund (formerly, the Frost Hoover Small-Mid Cap Equity Fund) (the "Fund") that require a shareholder vote.

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes a notice of the shareholder meeting, the proxy statement and a proxy card - because you have the right to vote on the following important proposals concerning your investment in the Fund:

     1. Approval of a new investment sub-advisory agreement for the Fund between Frost Investment Advisors, LLC ("Frost" or the "Adviser") and Cambiar Investors LLC ("Cambiar").

     2. Approval of a new investment sub-advisory agreement for the Fund between Frost and Artio Global Management LLC ("Artio Global").

Q. WHY AM I BEING ASKED TO APPROVE NEW SUB-ADVISORY AGREEMENTS WITH CAMBIAR AND ARTIO GLOBAL?

A. The federal law that regulates mutual funds, the Investment Company Act of 1940, requires shareholder approval of new investment advisory agreements, including sub-advisory agreements. At a meeting of the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") held on May 18-19, 2010, Frost, the Fund's investment adviser, recommended, and the Board approved, replacing the Fund's current sub-adviser, Hoover Investment Management Co., LLC ("Hoover"), with Cambiar and Artio Global. The Board is in turn seeking shareholder approval of new sub-advisory agreements between the Adviser and Cambiar and Artio Global, respectively (each a "New Sub-Advisory Agreement" and together, the "New Sub-Advisory Agreements").

Q.   WHY IS FROST PROPOSING TO REPLACE THE FUND'S CURRENT SUB-ADVISER?

A. At the meeting of the Board held on May 18-19, 2010, Frost informed the Board that its reasons for recommending new sub-advisers for the Fund related to the Fund's underperformance over the past years. Frost reported to the Board that since the Fund's inception, the total return for the Fund trailed its benchmark and that the Fund consistently underperformed its benchmark and other funds in its peer group. Frost explained that this underperformance has resulted in a slower rate of growth in Fund assets as compared to the growth rates of other funds within the Frost fund complex. In considering options to address the Fund's performance and overall lack of growth, as well as evaluating the overall strategic line up of its products, Frost determined that it was in the best interests of the Fund to hire new sub-advisers.

Q. WHY IS FROST PROPOSING TO REPLACE THE FUND'S CURRENT SUB-ADVISER WITH TWO SUB-ADVISERS?

A. The Adviser is proposing to replace the Fund's current SINGLE sub-adviser, Hoover, with TWO separate sub-advisers, Cambiar and Artio Global, because Frost believes that the engagement of two sub-advisers would offer greater benefits for the Fund and the Fund's shareholders. In its consideration of the Fund's sub-advisory arrangement, the Adviser determined that utilizing the combined sub-advisory services of both Cambiar and Artio Global would provide a broader range of expertise and management techniques than could be provided by a single sub-adviser.


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


Q. HOW WILL APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS AFFECT THE FUND'S EXPENSES?

A. Approval of the New Sub-Advisory Agreements will not affect the Fund's expenses. Each New Sub-Advisory Agreement and the sub-advisory agreement currently in place for the Fund between Frost and Hoover (the "Hoover Sub-Advisory Agreement") are substantially similar except for the compensation payable under each New Sub-Advisory Agreement. Under the New Sub-Advisory Agreements, Cambiar and Artio Global would be entitled to a greater sub-advisory fee than Hoover is currently entitled to under the Hoover Sub-Advisory Agreement. However, Frost, as the Fund's investment adviser, is responsible for paying any sub-advisory fees to Hoover under the Hoover Sub-Advisory Agreement and will continue to be responsible for paying any sub-advisory fees to Cambiar and Artio Global under each New Sub-Advisory Agreement. As a result, the proposed changes will not result in increased fees to shareholders.

Q.   WHAT HAPPENS IF THE NEW SUB-ADVISORY AGREEMENTS ARE NOT APPROVED?

A. If the New Sub-Advisory Agreements are not approved by shareholders, Hoover will continue to serve as sub-adviser for the Fund pursuant to the terms of the Hoover Sub-Advisory Agreement. In addition, if only one New Sub-Advisory Agreement is approved by shareholders (I.E., if shareholders approve the New Sub-Advisory Agreement with Cambiar but do not approve the New Sub-Advisory Agreement with Artio Global, or vice versa), Frost will also continue to engage Hoover as the Fund's sub-adviser and neither Cambiar nor Artio Global will serve as sub-adviser to the Fund. In other words, implementation of each proposal is contingent upon approval by shareholders of both proposals. If shareholders do not approve both New Sub-Advisory Agreements, Frost and the Board will consider such further action as it deems in the best interests of the Fund and its shareholders, including resubmitting one or both of the New Sub-Advisory Agreements to shareholders for approval.

Q.   HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" each of the proposals. Please see each proposal for a discussion of the Board's considerations in making its recommendations.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card.





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Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-877-713-7678 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.



























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


                           FROST SMALL CAP EQUITY FUND

                                   A SERIES OF

                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 2010

Notice is hereby given that a Meeting of shareholders (the "Meeting") of the Frost Small Cap Equity Fund (formerly, the Frost Hoover Small-Mid Cap Equity
Fund) (the "Fund"), a series of The Advisors' Inner Circle Fund II, will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on June 29, 2010 at 11:00 a.m. Eastern Time.

At the Meeting, shareholders of record of the Fund will be asked to consider and act on the following proposals:

PROPOSAL 1:  Approval of a new investment sub-advisory agreement for the Fund between Frost Investment Advisors, LLC ("Frost" or the "Adviser") and Cambiar Investors LLC ("Cambiar").

PROPOSAL 2:  Approval of a new investment sub-advisory agreement for the Fund between Frost and Artio Global Management LLC ("Artio Global").

All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote in person. Your vote is important no matter how many shares you own. You may change your vote even though you have already returned your proxy to The Advisors' Inner Circle Fund II by submitting a subsequent proxy by mail or by voting in person at the Meeting.

Shareholders of record at the close of business on May 20, 2010 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
                SHAREHOLDER MEETING TO BE HELD ON JUNE 29, 2010:

The proxy statement is available at www.proxyonline.com/docs/frost2010.pdf.


                                         By Order of the Board of Trustees

                                         /s/ Philip T. Masterson
                                         ----------------------------------
                                         Philip T. Masterson
                                         President

                                         June 17, 2010




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


                           FROST SMALL CAP EQUITY FUND

                                   A SERIES OF

                       THE ADVISORS' INNER CIRCLE FUND II
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 2010

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund II (the "Trust") for use at the special meeting of shareholders of the Frost Small Cap Equity Fund (formerly, the Frost Hoover Small-Mid Cap Equity Fund) (the "Fund") to be held on June 29, 2010 at 11:00 a.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on May 20, 2010 are entitled to vote at the Meeting.

As of May 20, 2010, the Fund had 17,163,475.3690 units of beneficial interest ("shares") issued and outstanding.

                                  INTRODUCTION

GENERAL INFORMATION

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, Frost Investment Advisors, LLC ("Frost" or the "Adviser"), the Trust's principal underwriter, or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

The Board has called the Meeting in order to permit shareholders to consider and vote on the proposals set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by submitting a subsequent proxy by mail or in person at the Meeting. Should shareholders require additional information regarding the proposals or replacement proxy cards, they may contact the Fund at 1-877-713-7678.

In addition to the solicitation of proxies by mail, representatives of the Fund and the Adviser may solicit proxies in person or by telephone. The Trust has also retained an outside firm, the Altman Group, Inc. (the "Altman Group"), who specializes in proxy solicitation to assist with the proxy solicitation process (tabulation, printing and mailing), the collection of proxies, and with any necessary follow-up. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Fund will bear the costs of the Meeting and proxy materials. All costs of solicitation, including (a) printing and mailing of the proxy materials, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares and (c) payment to the Altman Group for its services, are anticipated to amount to approximately $4,038. The proxy card and this proxy statement are being mailed to shareholders on or about June 17, 2010.


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Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card with respect to any proposal, it will be voted "FOR" the proposal.

QUORUM AND MEETING ADJOURNMENTS

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. A majority of the shares entitled to vote (more than 50% of the total votes represented by all shares entitled to vote and present at the Meeting either in person or by proxy) constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote "AGAINST" the proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" such proposals in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" such proposals, against such an adjournment.

VOTE REQUIRED TO APPROVE PROPOSALS

If a quorum is present at the Meeting, the approval of each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Each proposal will be voted on separately.

If shareholders do not approve the proposals, the Board will take such further action as it deems in the best interests of the Fund and its shareholders.

                                   BACKGROUND

INFORMATION ON THE FUND'S CURRENT ADVISORY AND SUB-ADVISORY ARRANGEMENT

The Fund is a separate series of the Trust that seeks to maximize total return by investing primarily in small capitalization companies. Frost serves as the Fund's investment adviser pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the "Advisory Agreement"). Frost has managed the Fund since its inception on April 25, 2008. Prior to that date, the Fund operated as a common trust fund under the management of Frost National Bank, an affiliate of the Adviser (the "Predecessor Fund"). The Predecessor Fund had investment objectives, policies and strategies that were substantially similar to those of the Fund at its inception.


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


Pursuant to the Advisory Agreement, Frost is responsible for, among other things, managing the investment and reinvestment of Fund assets and the continuous review, supervision, and administration of the investment program of the Fund. Also under the Advisory Agreement, Frost may delegate all or any portion of its responsibilities to one or more sub-advisers, subject to the supervision of Frost and the Board. Frost is responsible for rendering regular reports to the Trust's officers and the Board concerning the Adviser's discharge of its responsibilities under the Advisory Agreement.

Hoover Investment Management Co., LLC ("Hoover") currently serves as the sub-adviser to the Fund pursuant to an investment sub-advisory agreement dated April 28, 2008 with Frost (the "Hoover Sub-Advisory Agreement"). Hoover has served as sub-adviser to the Fund since the Fund's inception and also served as sub-adviser to the Predecessor Fund.

REASONS FOR NEW SUB-ADVISER RECOMMENDATIONS

At a meeting of the Board held on May 18-19, 2010, Frost recommended, and the Board approved, new sub-advisory agreements between Frost and Cambiar Investors, LLC ("Cambiar") and Artio Global Management LLC ("Artio Global" and, together with Cambiar, the "Sub-Advisers"), respectively, pursuant to which Cambiar and Artio Global would replace Hoover as sub-adviser of the Fund and manage the assets of the Fund on a day-to-day basis as directed by the Adviser and in accordance with the Fund's investment objective, strategies and policies.

At the Board meeting, Frost informed the Board that its reasons for recommending new sub-advisers for the Fund related to the Fund's underperformance over the past years. Frost reported to the Board that since the Fund's inception, the total return for the Fund trailed its benchmark and that the Fund consistently underperformed its benchmark and other funds in its peer group. Frost explained that this underperformance has resulted in a slower rate of growth in Fund assets as compared to the growth rates of other funds within the Frost fund complex.

In considering options to address the Fund's performance and overall lack of growth, as well as evaluating the overall strategic line up of its products, Frost determined that it was in the best interests of the Fund to hire new sub-advisers. The Adviser is proposing to replace the Fund's current sub-adviser, Hoover, with two separate sub-advisers, Cambiar and Artio Global, because Frost believes that the engagement of two sub-advisers would offer greater benefits for the Fund and the Fund's shareholders. In its consideration of the Fund's sub-advisory arrangement, the Adviser determined that utilizing the combined sub-advisory services of both Cambiar and Artio Global would provide a broader range of expertise and management techniques than could be provided by a single sub-adviser.

INFORMATION ON THE NEW SUB-ADVISER SELECTION PROCESS

In selecting Cambiar and Artio Global to serve as sub-advisers for the Fund, the Adviser conducted a search of investment managers looking for experienced fund adviser candidates with a history of managing within a small capitalization framework. Using data from various research providers, the search was narrowed to a field of approximately seven managers based upon quantitative factors. These factors included (among other variables) a minimum of three years experience managing within the small capitalization objective and performance relative to an overall small cap benchmark (Russell 2000 Index).

After these initial candidates were identified, further screening was done on both quantitative and qualitative factors such as style assessment using regression and holdings based data, up versus down market capture ratios, capacity the firm had available to manage within the capitalization range, expected management expense, and desire to partner in order to provide a unique investment mandate.


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


The list of prospects was then narrowed to a list of four qualified candidates, which were subjected to on site interviews. Those interviews resulted in the selection of two finalists with the goal of blending each manager's individual style into a product that would target the broader small cap investment style and the Russell 2000(R) benchmark.

At this stage, the final recommendations were determined based on cost (management expense) and the expected profile that would be achieved by blending these finalists into a single fund product. In selecting Cambiar and Artio Global to sub-advise the Fund, Frost concluded that Cambiar and Artio Global would provide a blended value and growth investment style within the small capitalization objective while creating a unique fund product.

INFORMATION ON NEW SUB-ADVISER INVESTMENT STRATEGIES

If the proposals are approved by shareholders, the Fund intends to invest in companies that Cambiar and Artio Global believe are undervalued, profitable, and capable of generating significant cash flow. The Fund will continue to, under normal market conditions, invest at least 80% of its net assets in equity securities of small-capitalization companies. In managing the Fund, Cambiar will select and manage its portion of the Fund's portfolio with a bias toward value-oriented small-cap stocks while Artio Global will select and manage its portion of the Fund's portfolio with a bias toward growth-oriented small-cap stocks. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

In selecting investments for the Fund, Cambiar will utilize a bottom-up, research-focused investment philosophy that seeks to identify quality companies that are currently undervalued to their historical trading range, yet demonstrate catalysts not yet recognized by the market that could result in significant appreciation over a 1-2 year time horizon. While Cambiar may use various metrics in selecting securities for the Fund, a company must possess the following characteristics: attractive valuation, an identifiable performance catalyst(s) and material upside potential. In selecting investments for the Fund, Cambiar will generally consider small-capitalization companies to be those companies with total market capitalizations less than $3 billion at the time of initial purchase. In implementing its sell discipline, Cambiar will sell stocks once a stock reaches its price target, when there is a decline in fundamentals, or the anticipated catalyst at purchase fails to materialize. Stocks may also be sold in favor of a more attractive investment opportunity. Cambiar will also trim a holding if it becomes an outsized position within the Fund's portfolio.

In selecting investments for the Fund, Artio Global will focus on companies that generally possess the following attributes:

o  companies with economic earnings or free cash flow generation;

o companies with the capability to self fund and to avoid raising additional capital;

o companies that provide products or services that change the behavior of the consumer or capital spender;

o companies that provide products or services that have an opportunity to gain market share or carve out a niche in the market; and

o companies with high gross margins and/or operating leverage with the potential for providing operating margin improvement.


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


In selecting investments for the Fund, Artio Global will consider small-capitalization companies to be those companies with total market capitalizations at the time of purchase that fall (i) within the market capitalization range of companies within the Russell 2000(R) Index or (ii) below the three year average maximum market capitalization of companies in the Russell 2000(R) Index as of December 31 for the three preceding years. As of March 31, 2010, the capitalization range of the Russell 2000(R) Index was $14.13 million to $5.52 billion while the three-year average maximum market capitalization of companies within the Russell 2000(R) Index was $4.78 billion.

Artio Global may sell securities included in the Fund's portfolio if a stock reaches its target price; relative investment opportunities exist; a company's fundamentals deteriorate; and/or if there is a distortion of a company's weighted average market capitalization.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

In addition, if Cambiar and Artio Global are approved as sub-advisers, the Fund may be subject to additional principal risks including "Liquidity Risk" and "Active Trading Risk." "Active Trading Risk" is the risk that the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. Active trading may cause the Fund to incur increased costs, which can lower the actual return of the Fund. Active trading may also increase short-term gains and losses, which affect taxes that must be paid. "Liquidity Risk" is the risk that particular investments may be difficult to purchase or sell. The Fund may make investments that become less liquid in response to market developments or adverse investor perceptions, which may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Frost will be responsible for determining the allocation of Fund assets between Cambiar and Artio Global and Frost will initially allocate 50% of the Fund's assets to each of Cambiar and Artio Global to manage in accordance with their respective mandates. It is anticipated that securities selected for the Fund by one Sub-Adviser may overlap with securities selected for the Fund by the other Sub-Adviser. In addition, at any given time, it is possible that one Sub-Adviser might sell a security on behalf of the Fund that the other Sub-Adviser is purchasing or has purchased on behalf of the Fund (or vice versa). If the Sub-Advisory Agreements are approved by shareholders, certain of the Fund's portfolio securities will be sold and new securities will be purchased to more closely align the Fund's portfolio holdings with each Sub-Adviser's respective mandate. Transaction costs incurred in connection with this "repositioning" of the Fund's portfolio will be borne by the Fund.

If shareholders approve both proposals, it is expected that the Fund will implement the changes described in this proxy statement as soon as practicable thereafter, or at such other time as determined by the Board. Unless both sub-advisory agreements are approved, neither Cambiar nor Artio Global will be engaged as sub-adviser of the Fund. In other words, implementation of each proposal is contingent upon approval by shareholders of the other proposal. If Cambiar and Artio Global are not each approved as sub-advisers, Hoover will continue to serve as the sub-adviser for the Fund and Frost and the Board will consider future alternatives for the Fund.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1 AND 2.

                                    PROPOSALS

The Board is asking shareholders to consider and approve two proposals. The first proposal is the approval of a new sub-advisory agreement for the Fund between Frost and Cambiar (the "Cambiar Sub-Advisory Agreement"). The second proposal is the approval of a new sub-advisory agreement for the Fund between Frost and Artio Global (the "Artio Global Sub-Advisory Agreement" and, together with the Cambiar Sub-Advisory Agreement, the "New Sub-Advisory Agreements"). Except as described below with respect to the terms of each Sub-Adviser's compensation, the terms of the Hoover Sub-Advisory Agreement are substantially similar to the terms of the Cambiar Sub-Advisory Agreement and the terms of the Artio Global Sub-Advisory Agreement. The Hoover Sub-Advisory Agreement was last approved by the Board on November 11, 2009 in connection with its annual consideration and renewal. The following is a discussion of the material terms of the New Sub-Advisory Agreements, except for the terms of compensation payable to each Sub-Adviser, which is described more fully below in the discussion of each proposal. A form of the Cambiar Sub-Advisory Agreement is attached to this proxy statement as Exhibit A. A form of the Artio Global Sub-Advisory Agreement is attached to this proxy statement as Exhibit B. The following discussion is qualified in its entirety by reference to those exhibits.

DUTIES AND RESPONSIBILITIES OF THE SUB-ADVISERS

The New Sub-Advisory Agreements provide for the discharge of the duties and responsibilities of the Sub-Advisers. Under the New Sub-Advisory Agreements, each Sub-Adviser will, subject to the supervision of Frost and the Board, regularly provide the Fund with investment advice and research and furnish an investment program for the Fund's investment strategy with respect to the portion of the Fund's portfolio that it manages, consistent with the Fund's investment objectives and policies. Also under the New Sub-Advisory Agreements, each Sub-Adviser will determine certain investments to be purchased and sold for the Fund, subject to the Trust's Agreement and Declaration of Trust and By-Laws, the Fund's current effective registration statement and the investment objectives, policies and restrictions of the Fund as may be in effect from time to time. Under the New Sub-Advisory Agreements, each Sub-Adviser has the authority and responsibility to vote proxies with respect to the portion of the Fund's portfolio that it manages.

Under the New Sub-Advisory Agreements, each Sub-Adviser is authorized to select brokers or dealers that will execute the purchases and sales of securities of the Fund and each Sub-Advisory Agreement directs each Sub-Adviser to use its best efforts to seek on behalf of the Fund the best overall terms available. In selecting a broker-dealer to execute a particular transaction, each Sub-Adviser may consider the brokerage and research services provided, as defined in Section 28(e) of the Securities Exchange Act of 1934 ("Exchange Act"). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, each Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction but only if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to its discretionary clients, including the Fund.

DURATION

With respect to duration, each New Sub-Advisory Agreement provides that, unless terminated as described below, it will continue in effect for an initial two-year period. Thereafter, the New Sub-Advisory Agreement may continue for successive one year periods provided that it is specifically approved at least annually by (i) a majority vote of the Trustees, including a majority vote of the Independent Trustees, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.

TERMINATION

With respect to termination, Frost may terminate a New Sub-Advisory Agreement at any time, without the payment of penalty, by not more than sixty (60) days' nor less than thirty (30) days' written notice to the Sub-Adviser. A Sub-Adviser may terminate its New Sub-Advisory Agreement at any time, without payment of penalty, by not more than sixty (60) days' nor less than thirty (30) days' written notice to Frost. The Fund may terminate a New Sub-Advisory Agreement either (i) by vote of the Board (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement also provides that the agreement will terminate automatically and immediately in the event of its assignment or in the event of the termination of the Advisory Agreement.

INDEMNIFICATION

Each Sub-Adviser agrees to indemnify the Trust and its affiliated persons and all of their respective controlling persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of arising out of the Sub-Adviser being in material violation of any federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's registration statement or any written guidelines or instruction provided in writing by the Board or the Fund's failure to satisfy diversification or source of income requirements under Subchapter M of the Internal Revenue Code of 1986, or the Sub-Adviser's willful misfeasance, bad faith or negligence generally (in the case of Cambiar) and gross negligence generally (in the case of Artio Global) in the performance of its duties or its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN FROST
            AND CAMBIAR

SYNOPSIS OF PROPOSAL

The Board is recommending that shareholders approve the Cambiar Sub-Advisory Agreement. The Trustees, including the Independent Trustees, unanimously approved the Cambiar Sub-Advisory Agreement at a meeting held on May 18-19, 2010. If the proposal is approved by shareholders, Cambiar will serve as investment sub-adviser for the Fund and select and manage its portion of the Fund's portfolio with a bias toward value-oriented small-cap stocks.

INFORMATION ABOUT SUB-ADVISORY FEES

Under the Cambiar Sub-Advisory Agreement, Frost will pay the fees of Cambiar out of the investment advisory fee it receives from the Fund. Frost's current advisory fee is 1.00% on the first $100 million of the average daily net assets of the Fund and 0.85% on the average daily net assets of the Fund in excess of $100 million, calculated daily and paid monthly. That fee will not change as a result of the approval of the Cambiar Sub-Advisory Agreement. Thus, notwithstanding the proposed increase in sub-advisory fees as described below, there will be no change in the amount of advisory fees paid by the Fund.

Pursuant to the Cambiar Sub-Advisory Agreement, Frost will pay Cambiar a fee of 0.62% of the average daily net assets of the Fund managed by Cambiar, calculated daily and paid monthly. Under the Hoover Sub-Advisory Agreement, Hoover is entitled to a fee for its services, which is calculated daily and paid monthly, at an annual rate of 0.70% on the first $100 million of average daily net assets and 0.55% on average daily net assets in excess of $100 million. Because the fee schedule to the Cambiar Sub-Advisory Agreement does not have "breakpoints" like the fee schedule to the Hoover Sub-Advisory Agreement, Cambiar may be compensated at a rate greater than the rate at which Hoover would be compensated as Fund assets increase. However, as discussed above, because sub-advisory fees are paid by Frost, and not by the Fund, the proposed change in sub-advisory fees will not result in increased fees to shareholders.

ADDITIONAL INFORMATION ABOUT CAMBIAR

Cambiar Investors LLC, or Cambiar, a Delaware limited liability company located at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206, is an investment adviser registered with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940. Cambiar and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) ("Old Mutual"), have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Managing Member of Cambiar is Cambiar Holdings LLLP. Cambiar Holdings LLLP is controlled by 16 partners of Cambiar Holdings LLLP who were formerly senior officers of Cambiar Investors, Inc. As of March 31, 2010, Cambiar managed approximately $5.6 billion in firmwide assets across four equity strategies including large-cap, small-cap, international equity and global multi-value equity strategies.

The names, addresses and principal occupations of the principal executive officers and each director or general partner of Cambiar are listed below. The business address for each person listed below is 2401 East Second Avenue, Suite 500, Denver, Colorado 80206.

--------------------------------------------------------------------------------
NAME                                  PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Brian Barish, CFA            President, Director of Research
--------------------------------------------------------------------------------
Nancy Wigton                 Director of Marketing & Client Service
--------------------------------------------------------------------------------
Christine Simon              Chief Compliance Officer
--------------------------------------------------------------------------------
Timothy Beranek              Sr. Investment Analyst
--------------------------------------------------------------------------------
Maria Mendelsberg            Sr. Investment Analyst
--------------------------------------------------------------------------------
Ania Aldrich                 Sr. Investment Analyst
--------------------------------------------------------------------------------

Cambiar currently acts as investment adviser to the following registered investment company with the same investment goal and strategies as those of the Fund.

---------------------------------------------------------------------------------------------------------------------
                                                                SIZE AS OF                          FEE WAIVERS AND
NAME OF FUND                           INVESTMENT GOAL        APRIL 30, 2010     ADVISORY FEE       REIMBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
Cambiar Small Cap Fund, a series
of The Advisors' Inner Circle         Long-term capital
Fund - Institutional Class Shares        appreciation          $8.4 million          1.05%               *
---------------------------------------------------------------------------------------------------------------------
Cambiar Small Cap Fund, a series
of  The Advisors' Inner Circle        Long-term capital
Fund - Investor Class Shares             appreciation          $121.8 million        1.05%               **
---------------------------------------------------------------------------------------------------------------------

* Cambiar has contractually agreed to reduce fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions, Acquired Fees and Expenses, and extraordinary expenses) from exceeding 1.05% of the Cambiar Small Cap Fund's Institutional Class Shares' average daily net assets until October 27, 2010. In addition, if at any point it becomes unnecessary for Cambiar to reduce fees or make expense reimbursements, the board of trustees may permit Cambiar to retain the difference between the Total Annual Fund Operating Expenses and 1.05% to recapture all or a portion of its prior ` fee reductions or expense reimbursements made during the preceding three year period during which the agreement was in place.

** Cambiar has voluntarily agreed to reduce its fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.30% of the Fund's Investor Class Shares' average daily net assets. The Adviser may discontinue all or part of these reductions or expense reimbursements at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.30% to recapture all or a portion of its prior fee reductions or expense reimbursements made after September 1, 2009.

BOARD CONSIDERATIONS REGARDING THE CAMBIAR SUB-ADVISORY AGREEMENT

At a Board meeting held in person on May 18-19, 2010, the Board, including the Independent Trustees, discussed and unanimously approved the Cambiar Sub-Advisory Agreement. The Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed materials relating to Cambiar and the Cambiar Sub-Advisory Agreement in advance of the meeting, and had the opportunity to ask questions and request further information of Frost and Cambiar. The materials included, among other things, information regarding:
(i) the nature, extent and quality of the services to be provided by Cambiar;
(ii) the investment performance of Cambiar; (iii) the costs of the services to be provided; and (iv) comparisons of the services to be rendered and the amounts to be paid under the Cambiar Sub-Advisory Agreement with the services and amounts paid under advisory agreements of the same and other investment advisers, as discussed in further detail below.

At the May 18-19, 2010 meeting, representatives from Frost and Cambiar, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate Cambiar's proposed fee and other aspects of the Cambiar Sub-Advisory Agreement. Among other things, the representatives provided an overview of Cambiar by reviewing key personnel and Frost and Cambiar's investment strategies and processes.

In its consideration of the Cambiar Sub-Advisory Agreement, the Board also acknowledged the fact that Cambiar currently serves as investment adviser to a similar mutual fund within a separate fund complex overseen by the Board. The Board considered Cambiar's performance and history in managing this similar fund and also relied upon the knowledge acquired in overseeing Cambiar as investment adviser over the past years. In addition, the Board reviewed materials provided by Cambiar relating to the approval and continuance of the investment advisory agreement for the similar mutual fund managed by Cambiar, which was also re-approved for an additional one-year period at the May 18-19, 2010 meeting.

The Board then discussed the written materials that the Board received before the meeting, Frost and Cambiar's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Cambiar Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF SUB-ADVISORY AND OTHER SERVICES

In considering the nature, extent and quality of the services to be provided by Cambiar as sub-adviser to the Fund, the Board reviewed the portfolio management services to be provided by Cambiar to the Fund. The Board also considered Cambiar's investment discipline which is based on a relative value philosophy, the strength of its research staff and Cambiar's capacity constraints, if any, in its small-cap strategy. Among other things, the Board considered the quality of Cambiar's portfolio management personnel. Cambiar's registration form ("Form ADV") was provided to the Board, as was Cambiar's responses to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the Fund.

The Board also considered other services to be provided to the Fund by Cambiar, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Cambiar.

INVESTMENT PERFORMANCE OF CAMBIAR

The Board evaluated the Fund's investment performance and considered the performance of the investment management personnel of Cambiar who were expected to manage the Fund. The Board noted that the investment management personnel of Cambiar who were expected to manage the Fund included many of the individuals who are responsible for managing the similar mutual fund overseen by the Board within the Fund's fund complex. The Board further noted that the similar mutual fund managed by Cambiar had consistently outperformed its comparative benchmark over the years. The Board concluded that the historical investment performance record of Cambiar and its portfolio managers, as well as its experience and performance in managing a small cap strategy, supported a decision to approve the Cambiar Sub-Advisory Agreement.

COSTS OF SERVICES TO BE PROVIDED, PROFITABILITY AND ECONOMIES OF SCALE

The Board considered the Fund's overall fee level and noted that, while the sub-advisory fee might increase compared to that charged under the Hoover Sub-Advisory Agreement, because of the absence of breakpoints in the fee schedule to the Cambiar Sub-Advisory Agreement, the sub-advisory fee payable to Cambiar would be paid by Frost and the advisory fee charged under the Advisory Agreement would remain the same. Based on its review, the Board determined that the sub-advisory fee was reasonable and appropriate in light of, among other factors: 1) the services to be provided by Cambiar; 2) the advisory fees and the overall expense ratios of the Fund as compared to peer funds, including funds advised by Cambiar and 3) the anticipated profitability to Frost and Cambiar.

CONCLUSION

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that the terms of the Cambiar Sub-Advisory Agreement are fair and reasonable and concluded that the sub-advisory fees are reasonable in light of the services that Cambiar will provide to the Fund and agreed to approve the Cambiar Sub-Advisory Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 1

PROPOSAL 2:  APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN FROST
             AND ARTIO GLOBAL

SYNOPSIS OF PROPOSAL

The Board is recommending that shareholders approve the Artio Global Sub-Advisory Agreement. The Trustees, including the Independent Trustees, unanimously approved the Artio Global Sub-Advisory Agreement at a meeting held on May 18-19, 2010. If the proposal is approved by shareholders, Artio Global will serve as investment sub-adviser for the Fund and select and manage its portion of the Fund's portfolio with a bias toward growth-oriented small-cap stocks.

INFORMATION ABOUT SUB-ADVISORY FEES

Under the Artio Global Sub-Advisory Agreement, Frost will pay the fees of Artio Global out of the investment advisory fee it receives from the Fund. Frost's current advisory fee is 1.00% on the first $100 million of the average daily net assets of the Fund and 0.85% on the average daily net assets of the Fund in excess of $100 million, calculated daily and paid monthly. That fee will not change as a result of the approval of the Artio Global Sub-Advisory Agreement. Thus, notwithstanding the proposed increase in sub-advisory fees as described below, there will be no change in the amount of advisory fees paid by the Fund.

Pursuant to the Artio Global Sub-Advisory Agreement, Frost will pay Artio Global a fee of 0.70% of the average daily net assets of the Fund sub-advised by Artio Global, calculated daily and paid monthly. Under the Hoover Sub-Advisory Agreement, Hoover is entitled to a fee for its services, which is calculated daily and paid monthly, at an annual rate of 0.70% on the first $100 million of average daily net assets and 0.55% on average daily net assets in excess of $100 million. Because the fee schedule to the Artio Global Sub-Advisory Agreement does not have "breakpoints" like the fee schedule to the Hoover Sub-Advisory Agreement, Artio Global may be compensated at a rate greater than the rate at which Hoover would be compensated as Fund assets increase. However, as discussed above, because sub-advisory fees are paid by Frost, and not by the Fund, the proposed change in sub-advisory fees will not result in increased fees to shareholders.

ADDITIONAL INFORMATION ABOUT ARTIO GLOBAL

Artio Global Management LLC, or Artio Global, a Delaware limited liability company located at 330 Madison Avenue, New York, New York 10017, is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. As of April 30, 2010, Artio Global had total assets under management of approximately $56.3 billion.

Artio Global, through an intermediary holding company, is majority-owned by Artio Global Investors Inc. ("Artio Global Investors"), a Delaware corporation. Artio Global Investors' Class A shares have been listed on the New York Stock Exchange since September 24, 2009.

Currently, 52.4% of the shares in Artio Global Investors have been issued to the public while 27.9% are owned by GAM Holding Ltd. (the firm's former sole stockholder). In addition, Richard Pell (Chairman, CEO, and CIO) and Riad Younes (Head of International Equities) each has ownership interests of 9.85%. GAM Holding Ltd., an asset manager listed on the Swiss Stock Exchange, is expected to periodically evaluate its ongoing level of ownership of Artio Global Investors.

The names, addresses and principal occupations of the principal executive officers and each director or general partner of Artio Global are listed below. The business address for each person listed below is 330 Madison Avenue, New York, New York 10017.

------------------------------------------------------------------------------------------
NAME                                      PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------
Glen Wisher                      President
------------------------------------------------------------------------------------------
Anthony Williams                 Chief Operating Officer
------------------------------------------------------------------------------------------
Richard C. Pell                  Chief Executive Officer/Chief Investment Officer
------------------------------------------------------------------------------------------
Adam R. Spilka                   General Counsel and Corporate Secretary
------------------------------------------------------------------------------------------
Francis M. Hart, CPA             Chief Financial Officer
------------------------------------------------------------------------------------------

The names of all parent companies of Artio Global and the basis of their control of the investment adviser are identified below. The business address for each listed below is 330 Madison Avenue, New York, New York 10017.

----------------------------------------------------------------------------------------------------------------
                                                                           PERCENTAGE OF VOTING SECURITIES
ENTITY                             BASIS OF CONTROL                             OWNED (IF APPLICABLE)
----------------------------------------------------------------------------------------------------------------
Artio Global Investors Inc.        Managing Member                        100% (of AGH)
----------------------------------------------------------------------------------------------------------------
Artio Global Holdings LLC          Managing Member                        100% (of Artio Global)
----------------------------------------------------------------------------------------------------------------

Artio Global currently acts as investment adviser to the following registered investment company with the same investment goal and strategies as those of the Fund.

------------------------------------------------------------------------------------------------------------------------
                                                                    SIZE AS OF                         FEE WAIVERS AND
NAME OF FUND                            INVESTMENT GOAL           APRIL 30, 2010    ADVISORY FEE       REIMBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
Artio U.S. Smallcap Fund, a series    Long-term growth of
of Artio Global Funds                 capital                     $55.77 Million       0.95%                *
------------------------------------------------------------------------------------------------------------------------

* Artio Global has contractually agreed to reimburse certain expenses of the Artio U.S. Smallcap Fund through February 27, 2011 (the "Expense Limitation"). Net operating expenses of the Artio U.S. Smallcap Fund, based on the average daily net assets, are limited to 1.50% for Class A shares and 1.20% for Class I shares. Acquired Fund Fees and Expenses are excluded from this calculation. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Artio U.S. Smallcap Fund has agreed to repay Artio Global for expenses reimbursed to the Artio U.S. Smallcap Fund provided that repayment does not cause the Artio U.S. Smallcap Fund's annual operating expenses to exceed the Expense Limitation Agreement. Any such repayment must be made within three years after the year in which Artio Global incurred the expense.

BOARD CONSIDERATIONS REGARDING THE ARTIO GLOBAL SUB-ADVISORY AGREEMENT

At a Board meeting held in person on May 18-19, 2010, the Board, including the Independent Trustees, discussed and unanimously approved the Artio Global Sub-Advisory Agreement. The Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed materials relating to Artio Global and the Artio Global Sub-Advisory Agreement in advance of the meeting, and had the opportunity to ask questions and request further information of Frost and Artio Global. The materials included, among other things, information regarding: (i) the nature, extent and quality of the services to be provided by Artio Global; (ii) the investment performance of Artio Global; (iii) the costs of the services to be provided; and (iv) comparisons of the services to be rendered and the amounts to be paid under the Artio Global Sub-Advisory Agreement with the services and amounts paid under advisory agreements of the same and other investment advisers, as discussed in further detail below.

At the May 18-19, 2010 meeting, representatives from Frost and Artio Global, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate Artio Global's proposed fee and other aspects of the Artio Global Sub-Advisory Agreement. Among other things, the representatives provided an overview of Artio Global by reviewing key personnel and Frost and Artio Global's investment strategies and processes.

The Board then discussed the written materials that the Board received before the meeting, Frost and Artio Global's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Artio Global Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF SUB-ADVISORY AND OTHER SERVICES

In considering the nature, extent and quality of the services to be provided by Artio Global as sub-adviser to the Fund, the Board reviewed the portfolio management services to be provided by Artio Global to the Fund. Among other things, the Board considered the quality of Artio Global's portfolio management personnel and its small-cap strategy investment approach, including Artio Global's independent research capabilities and its global perspective. Artio Global's registration form ("Form ADV") was provided to the Board, as was Artio Global's responses to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the Fund.

The Board also considered other services to be provided to the Fund by Artio Global, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Artio Global.

INVESTMENT PERFORMANCE OF ARTIO GLOBAL

The Board evaluated the Fund's investment performance and considered the performance of the investment management personnel of Artio Global who were expected to manage the Fund. The Board noted that the investment management personnel of Artio Global who was expected to manage the Fund was the same individual who is responsible for managing a similar mutual fund managed by Artio Global. The Board also considered the performance of Artio Global's small-cap investment strategy, including the performance of a mutual fund managed by Artio Global that employs a similar investment strategy, noting that the strategy had generally outperformed its comparative benchmark over the years. The Board concluded that the historical investment performance record of Artio Global and its portfolio managers, as well as its experience and performance in managing a small cap strategy, supported a decision to approve the Artio Global Sub-Advisory Agreement.

COSTS OF SERVICES TO BE PROVIDED, PROFITABILITY AND ECONOMIES OF SCALE

The Board considered the Fund's overall fee level and noted that, while the sub-advisory fee might increase compared to that charged under the Hoover Sub-Advisory Agreement, because of the absence of breakpoints in the fee schedule to the Artio Global Sub-Advisory Agreement, the sub-advisory fee payable to Artio Global would be paid by Frost and the advisory fee charged under the Advisory Agreement would remain the same. Based on its review, the Board determined that the sub-advisory fee was reasonable and appropriate in light of, among other factors: 1) the services to be provided by Artio Global;
2) the advisory fees and the overall expense ratios of the Fund as compared to peer funds, including funds advised by Artio Global and 3) the anticipated profitability to Frost and Artio Global.

CONCLUSION

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that the terms of the Artio Global Sub-Advisory Agreement are fair and reasonable and concluded that the sub-advisory fees are reasonable in light of the services that Artio Global will provide to the Fund and agreed to approve the Artio Global Sub-Advisory Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE PROPOSAL 2

                             ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are each located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

PAYMENT OF EXPENSES

The Fund will bear the expenses incurred in the preparation, printing and mailing of this proxy statement and its enclosures and all solicitations. The Fund will also bear the costs associated with repositioning the Fund's portfolio holdings to more closely align them with each Sub-Adviser's respective mandate.

BENEFICIAL OWNERSHIP OF SHARES

As of May 20, 2010, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

----------------------------------------------------------------------------------------------------------------
          SHARE CLASS                      NAME AND ADDRESS                NUMBER OF SHARES         PERCENT
----------------------------------------------------------------------------------------------------------------
Institutional Class Shares        SEI Private Trust Company                14,097,709.2070           96.17%
                                  One Freedom Valley Drive
                                  Oaks, Pennsylvania 19456-9989
----------------------------------------------------------------------------------------------------------------
Class A Shares                    SEI Private Trust Company                  736,320.0500            29.40%
                                  One Freedom Valley Drive
                                  Oaks, Pennsylvania 19456-9989
----------------------------------------------------------------------------------------------------------------
Class A Shares                    GPC As Agent For Frost Bank TTEE           655,452.0890            26.17%
                                  FBO Cullen/Frost 401(k) Plan
                                  PO Box 79377
                                  Atlanta, Georgia 30357-7377
----------------------------------------------------------------------------------------------------------------
Class A Shares                    GPC  Securities  Inc. As Agent for         298,880.4430            11.93%
                                  Frost National Bank TTEE FBO
                                  Cullen/Frost PS Plan
                                  PO Box 105117
                                  Atlanta, Georgia 30348-5117
----------------------------------------------------------------------------------------------------------------
Class A Shares                    SEI Private Trust Company                  252,361.3610            10.07%
                                  One Freedom Valley Drive
                                  Oaks, Pennsylvania 19456-9989
----------------------------------------------------------------------------------------------------------------
Class A Shares                    GPC Securities Inc. As Agent For           202,073.5650            8.07%
                                  Frost National Bank TTEE  FBO
                                  Pape-Dawson Consulting Engineers
                                  401(k) Plan
                                  PO Box 105117
                                  Atlanta, Georgia 30348-5117
----------------------------------------------------------------------------------------------------------------

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-877-713-7678 or forward a written request to The Advisors' Inner Circle Fund II c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of The Advisors' Inner Circle Fund II c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.

COMMUNICATIONS WITH THE BOARD

Shareholders wishing to submit written communications to the Board should send their communications to The Advisors' Inner Circle Fund II, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Annual Report of the Trust for the fiscal year ended July 31, 2009 is available upon request, as is the Semi-Annual Report for the six-month period ended January 31, 2010 (unaudited). The Annual Report and the Semi-Annual Report may be obtained by written request to the Trust at the address listed above or by telephoning 1-877-713-7678.



PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    EXHIBIT A

                     FORM OF CAMBIAR SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ____th day of ________________, 2010 by and between FROST INVESTMENT ADVISORS, LLC a Delaware limited liability company with its principal place of business at 100 West Houston Street, 15th Floor, San Antonio, Texas 78205 (the "Adviser"), and CAMBIAR INVESTORS, LLC a Delaware limited liability company with its principal place of business at 2401 East Second Avenue, Suite 500, Denver, Colorado 80206 (the "Sub-Adviser").

                               W I T N E S S E T H

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND II (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of May 5, 2008 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

     1.  THE SUB-ADVISER'S SERVICES.

         (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

         (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

         (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser has determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall provide such assistance to the Adviser with respect to the voting of proxies for the Fund as the Adviser may from time to time reasonably request, and the Sub-Adviser shall promptly forward to the Adviser any information or documents necessary for the Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall not vote proxies with respect to the securities held by the Fund unless and until the Board or the Adviser delegates such authority and responsibility to the Sub-Adviser or otherwise instructs the Sub-Adviser to do so in writing, whereupon the Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

         (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Fund or its Board the information required to be supplied under this Agreement.

         The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, custodian or transfer agent appointed by the
     Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request shall be delivered to the Fund upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.

         (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and shall, on its own initiative, furnish the Fund and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

         (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE FUND. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Fund and the Fund's custodian and foreign sub-custodians, the Fund's pricing agents and all other agents and representatives of the Fund and the Adviser, such information with respect to the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Fund. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Fund with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Fund and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request.

         (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies and applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. The Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) the controlling stockholder of the Sub-Adviser changes or an actual change in control resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or a Fund's employees, accountants or counsel; in this regard, the Fund and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

         (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

4.   BROKERAGE.

         (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

         (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

         (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) USE OF THE NAME "FROST". The Sub-Adviser has the right to use the name "Frost" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Frost " in connection with the management and operation of the Fund. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Frost."

         (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

         (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

         (h) REPRESENTATIONS. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "FROST". The Adviser has granted to the Trust a license to use the name "Frost" as part of the name of the Fund. The Sub-Adviser and the Fund shall be obligated to use the name "Frost" in the name of the Fund during the period in which this Agreement remains in effect or the Sub-Adviser otherwise acts as sub-investment adviser for the Fund, except as agreed to by the Adviser. The foregoing authorization by the Adviser to the Trust to use said name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the same; the Sub-Adviser acknowledges and agrees that as between the Sub-Adviser and the Adviser, the Adviser has the exclusive right so to use, or authorize others to use, said name and the Sub-Adviser agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser will not thereafter transact any business using the name "Frost."

     9. SUB-ADVISER'S COMPENSATION. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser.

     The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (a) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, the Fund may cause this Agreement to terminate either (i) by vote of its Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (b) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

         (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

         (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any Fund assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

     13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Sub-Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or
(c) the Sub-Adviser's willful misfeasance, bad faith or negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

     18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

     19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.




FROST INVESTMENT ADVISORS, LLC


By:
   --------------------------------------
Name:  [           ]
Title: [           ]



CAMBIAR INVESTORS, LLC


By:
   --------------------------------------
Name: [           ]
Title:[           ]

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                           DATED _______, 2010 BETWEEN
                         FROST INVESTMENT ADVISORS, LLC
                                       AND
                             CAMBIAR INVESTORS, LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

FUND                                                RATE
----                                                ----
Frost Small Cap Equity Fund                         0.62%

                                    EXHIBIT B

                   FORM OF ARTIO GLOBAL SUB-ADVISORY AGREEMENT

     SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ____th day of __________________, 2010 by and between FROST INVESTMENT ADVISORS, LLC a Delaware limited liability company with its principal place of business at 100 West Houston Street, 15th Floor, San Antonio, Texas 78205 (the "Adviser"), and ARTIO GLOBAL MANAGEMENT LLC a Delaware limited liability company with its principal place of business at 330 Madison Avenue, New York, NY 10017 (the "Sub-Adviser").

                               W I T N E S S E T H

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND II (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of May 5, 2008 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

     1.  The Sub-Adviser's Services.

         (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

         (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

         (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser has determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Sub-Adviser shall provide such assistance to the Adviser with respect to the voting of proxies for the Fund as the Adviser may from time to time reasonably request, and the Sub-Adviser shall promptly forward to the Adviser any information or documents necessary for the Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall not vote proxies with respect to the securities held by the Fund unless and until the Board or the Adviser delegates such authority and responsibility to the Sub-Adviser or otherwise instructs the Sub-Adviser to do so in writing, whereupon the Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

         (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Fund or its Board the information required to be supplied under this Agreement.

         The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, custodian or transfer agent appointed by the
     Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request shall be delivered to the Fund upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.

         (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and shall, on its own initiative, furnish the Fund and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

         (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE FUND. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Fund and the Fund's custodian and foreign sub-custodians, the Fund's pricing agents and all other agents and representatives of the Fund and the Adviser, such information with respect to the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Fund. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Fund with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Fund and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request.

         (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies and applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. The Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) the controlling stockholder of the Sub-Adviser changes or an actual change in control resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

         (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or a Fund's employees, accountants or counsel; in this regard, the Fund and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

         (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

         (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

     4. BROKERAGE.

         (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

         (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

         (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) USE OF THE NAME "FROST". The Sub-Adviser has the right to use the name "Frost" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Frost " in connection with the management and operation of the Fund. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "Frost."

         (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

         (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

         (h) REPRESENTATIONS. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "FROST". The Adviser has granted to the Trust a license to use the name "Frost" as part of the name of the Fund. The Sub-Adviser and the Fund shall be obligated to use the name "Frost" in the name of the Fund during the period in which this Agreement remains in effect or the Sub-Adviser otherwise acts as sub-investment adviser for the Fund, except as agreed to by the Adviser. The foregoing authorization by the Adviser to the Trust to use said name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the same; the Sub-Adviser acknowledges and agrees that as between the Sub-Adviser and the Adviser, the Adviser has the exclusive right so to use, or authorize others to use, said name and the Sub-Adviser agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser will not thereafter transact any business using the name "Frost."

     9. SUB-ADVISER'S COMPENSATION. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser.

     The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12. DURATION AND TERMINATION.

This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

         (a) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, the Fund may cause this Agreement to terminate either (i) by vote of its Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

         (b) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

         (c) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

         (d) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any Fund assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

     13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE SUB-ADVISER. The Sub-Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Sub-Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Sub-Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code generally in the performance of its duties or obligations as specifically stated in this Agreement, or (c) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement; provided that such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) are not the result of any act of or breach of duty by the Fund, the Trust, and/or the Adviser.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

     18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

     19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.




FROST INVESTMENT ADVISORS, LLC


By:
   ------------------------------
Name:  [           ]
Title: [           ]



ARTIO GLOBAL MANAGEMENT LLC


By:
   ------------------------------
Name:  [           ]
Title: [           ]

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                         DATED __________, 2010 BETWEEN
                         FROST INVESTMENT ADVISORS, LLC
                                       AND
                           ARTIO GLOBAL MANAGEMENT LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

FUND                                                          RATE
----                                                          ----
Frost Small Cap Equity Fund                                   0.70%

[LOGO]  FROST                     PROXY CARD FOR

                                  FROST SMALL CAP EQUITY FUND
                                  A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON JUNE 29, 2010.

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints Amanda Albano and Joseph Gallo as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Frost Small Cap Equity Fund (the "Fund"), a series of The Advisors' Inner Circle Fund II (the "Trust"), to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m., Eastern Time, on June 29, 2010, and any adjournments or postponements thereof (the "Meeting"); and on the reverse the undersigned hereby instructs said proxies to vote.


Shareholder registration printed here    IMPORTANT NOTICE REGARDING THE
                                         AVAILABILITY OF PROXY MATERIALS FOR
                                         THE FROST SMALL CAP EQUITY FUND
                                         SHAREHOLDER MEETING TO BE HELD ON
                                         JUNE 29, 2010
(shows through address window on
outbound envelope)                       THE PROXY STATEMENT FOR THIS MEETING
                                         IS AVAILABLE AT:
                                         WWW.PROXYONLINE.COM/DOCS/FROST2010.PDF



           PLEASE FOLD HERE AND RETURN THE ENTIRE CARD - DO NOT DETACH

--------------------------------------------------------------------------------

                           FROST SMALL CAP EQUITY FUND

           Proxy for Special Meeting of Shareholders -- June 29, 2010


PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY MAIL OR BY FAX.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

FAX: You may return your completed proxy card via fax by sending it to 1-888-810-3042.

NOTE: Your signature acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature on this proxy should be exactly as your name appears on this proxy. If the shares are held jointly, either holder may sign this proxy but the name of the person signing should conform exactly to the name appearing on this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


--------------------------------------------------------------------------------
Shareholder sign here                                    Date



--------------------------------------------------------------------------------
Joint owner sign here                                    Date


                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

FROST SMALL CAP EQUITY FUND



            PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.
                      YOU MAY VOTE IN PERSON IF YOU ATTEND.


This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the Proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.
[OBJECT OMITTED]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:
                                        ---


--------------------------------------------------------------------------------
           PLEASE FOLD HERE AND RETURN THE ENTIRE CARD - DO NOT DETACH


TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1. To approve a new investment sub-advisory agreement for the Fund between Frost Investment Advisors, LLC and Cambiar Investors LLC

                            FOR              AGAINST            ABSTAIN
                            [ ]                [ ]                [ ]

2. To approve a new investment sub-advisory agreement for the Fund between Frost Investment Advisors, LLC and Artio Global Management LLC

                            FOR              AGAINST            ABSTAIN
                            [ ]                [ ]                [ ]